SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) April 29, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-10822             25-1229323
(State of other jurisdiction (Commission File Number)   (IRS Employer
     of incorporation)                                Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
      (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On April 29, 1998 Biocontrol Technology, Inc.
(NASDAQ:BICO) announced today that progress continues toward obtaining a CE Mark for the Diasensor 1000 noninvasive glucose sensor. Its Notified Body, TUV Rheinland Product Safety GmbH, Germany, has reviewed Biocontrol's recently submitted Technical File and requested some clarification and information on certain points. Such reciprocation is an expected part of CE Mark Technical File reviews, and Biocontrol expects to fulfill the requests next week. When supplied, the requested information should further clarify the Technical File and assist TUV in their review of the Diasensor 1000 for CE Marking.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  April 29, 1998
BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release



For More Information, Call:

Investors                                          Media
Diane McQuaide                    Susan Taylor
1.412.429.0673  phone             1.412.279.9455 phone
1.412.279.9690  fax               1.412.279.9447 fax


           BIOCONTROL UPDATES CE MARK APPLICATION PROGRESS Pittsburgh, PA - April 29, 1998 - Biocontrol Technology,
Inc. (Nasdaq:BICO) announced today that progress continues toward obtaining a CE Mark for the Diasensor 1000 noninvasive glucose sensor. Its Notified Body, TUV Rheinland Product Safety GmbH, Germany, has reviewed Biocontrol's recently submitted Technical File and requested some clarification and information on certain points. Such reciprocation is an expected part of CE Mark Technical File reviews, and Biocontrol expects to fulfill the requests next week.
     When supplied, the requested information should further clarify the Technical File and assist TUV in their review of the Diasensor 1000 for CE Marking.
     TUV will then respond to Biocontrol's CE Mark application as soon as the review is completed.
     When achieved, the CE Mark on the Diasensor will signify that the product meets the mandatory health and safety requirements to be marketed in the 15-member European Union (EU) with a diabetic population of approximately 15 million. The first two steps in obtaining the CE Mark were completed by the Company in October 1997 and January 1998 resulting in ISO 9001 registration for its Indiana, PA manufacturing and product development facilities.
     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.